The Royce Funds
                                             1414 Avenue of the Americas
                                                  New York, NY  10019
                                                   (212) 355-7311
                                                   (800) 221-4268

Dear Shareholder:


     Harold Geneen, former CEO of the giant conglomerate ITT Corp., once offered the following advice: "In the business world, everyone is paid in two coins: cash and experience. Take the experience first; the cash will come later." In 1995, however, the formula seemed to be reversed as investors were paid with "cash" in the form of high stock market returns. One can only wonder when investors will be paid with "experience."

  "Able To Leap Tall Buildings   [cartoon of flying man with cape]
       In A Single Bound"

           This familiar phrase describes popular superhero Superman, but it could also reflect 1995's U.S. stock market performance. 1995, like Superman, was extraordinary by any standard of measurement. The large-cap oriented S&P 500, which was up 37.5%, had its best calendar year return since 1958. Propelled by strong performance in 1995's first two quarters, the S&P 500 took a breather in the third quarter only to resume a leadership role in the final quarter of the year. Small-cap securities emerged as performance leaders in the middle of the year, but were unable to keep up with the "faster than a speeding bullet" S&P 500. For the year, the Russell 2000 index of small-cap companies was up 28.4%.

     Royce Global Services Fund's ("RGS") value oriented approach to investing in domestic and foreign companies in service industries was no match for the performance of the domestic raging bull market of 1995. The Fund's smaller-cap bias was a hindrance (small-cap under-performed large-cap), as was its value orientation (value under-performed growth within the small-cap category). Also, a low exposure to the U.S. market's best performing sector, technology, acted like kryptonite in holding back the Fund's relative short-term performance. Nevertheless, RGS's risk-averse style produced a 20.8% return in 1995. However, when compared to the Morgan Stanley World Index ("MSWI"), RGS's return was in line as the globally oriented index produced a 20.7% return.

     The Fund has $1.6 million in assets and a little more than one year worth of performance history. Average annual total return for the Fund since inception (12/15/94) was 21.2%.


The Relevance of Relative Performance  [graphic of Einstein]

       At some point in every modern bull market, generally at the later stages, the concept of relative performance becomes dominant in any discussion of investment results. As prospects of financial loss become distant memories, investors shift their focus from absolute
gains to relative rewards.    Investment strategies are changed,
portfolio managers are replaced and solid results are ignored in the quest for better relative performance.  The problem is ....... you can't eat relative performance! The whole concept dies quickly in a period of negative returns. When markets turn south, new car purchases are deferred and vacation plans are canceled, relative performance soon becomes irrelevant. While relative performance may make a great conversation topic at the cocktail party, it is positive absolute returns, compounded at reasonable rates, which put dinner on the table.

The Value In Value Investing

     A basic premise of value investing is that stocks, like other goods and services, should be purchased at the most attractive prices possible, preferably at a discount to their "intrinsic worth." The reality for most investors is just the opposite. In other words, investor comfort levels and, therefore, demand increase when prices rise, and diminish as prices decline. The higher a stock rises, the greater the perceived opportunity.

     Value investing, on the other hand, takes a contrary view to this highly emotional process. By systematically reducing risk when others ignore it and taking risk when it is feared, one can capitalize on valuation discrepancies (opportunities) which develop from time to time. The greatest risk that the value investor confronts is the loss of either patience or discipline when faced with the prospect of being out-of-sync with the market. The value in "value investing" is to provide a coherent system for rational decision making ... the purpose of which is to compound wealth while minimizing risk. Its basic premise is that the price one pays for an investment makes a significant difference in the return one receives.


What We Do  [graphic of balance weighing factory vs. $]

   Royce Global Services Fund uses a risk-averse approach to invest in domestic and foreign common in service industries. Service industries include banking, insurance, securities, investment management, advertising, publishing, consulting, communication, etc. Experience tells us that paying attention to risk does not diminish long-term results, although individual market phases may not always confirm this assumption's validity.

     Our approach attempts to understand and value a company's "private worth." Private worth is what we believe the company would bring if the entire enterprise were sold in a private transaction to a rational buyer. The price we will pay for a security must be significantly under our appraisal of its private worth. The consistent use of this discipline, applied to less well- known securities, is the source of our performance.


How It Works   [cartoon of man in lab coat with pointer]

     Our approach to investing in individual small-cap companies has proven long-term benefits, but can be both unpredictable and frustrating in the near-term. We believe that the stock market in the short-term is a polling place, and in the long-term, a highly efficient weighing device. Ultimately, our success is driven by the process of "weighing the true value" of the companies in which we invest.


Anything But Typical

      What do you get when interest rates fall precipitously, inflation is low, demand for equities is strong and corporate earnings outpace analysts' estimates? Answer: the LAST FIVE YEARS (actually the last 5 1/4 years)! The last five years have been an exceptional period for equity investing, one in which all the "right stuff" was in place. Consider the following:

     There has not been a correction of 10% or more for the S&P 500 or 15% or more for the Russell 2000 since October of 1990, the longest stretch ever for both indices.

     The last five years were an anomaly in  that a full market cycle
did not take   place, but rather a trough (bottom) to  peak (top)
experience only.

     It was the best (in terms of return and duration) trough to peak period in the 17-year history of the Russell 2000.

     It was only the 8th time out of 49 quarterly trailing five year return periods that the Russell 2000 generated a 20%+ average annual return.

     Within this market cycle, short-term interest rates had one of their most significant declines - three month T-bills went from 8.2% in September 1989 to 2.7% in September 1992.

     It was one of the least volatile periods on record, and especially so in the years 1993, 1994 and 1995.

Very simply, the last five years was a period in which risk and reward were synonymous and one in which risk management provided virtually no benefit. It's highly likely that we have completed the best five year performance period for this decade.


Cause or Effect   [cartoon of smiling character with thought baloon]

    An interesting aspect of this five year rise in both stocks and bonds is the ever increasing participation of individual investors. Demand for liquid securities has grown to proportions that now cloud our understanding as to whether it is the cause or the effect of this bull market. While it seemed clear several years ago that repeated and uninterrupted gains in stocks and bonds would heighten mass appeal, few predicted the growing appetite we have today. Now, armed with demographic studies and a healthy dose of 20-20 hindsight, it is the consensus belief that our population has become a nation of savers and that demand for stocks will remain steady, if not grow. In fact, it is that very same demand which is believed to ensure future success and prevent any major reversal in market fortunes.

     We are a bit uncomfortable with this widely held assumption of continuous prosperity. Just as rising markets initially created greater demand for equities, corrections could dampen enthusiasm. We think there may be limits as to how long individuals will forgo consumption in pursuit of savings. Furthermore, we know there are alternative investments, like real estate or natural resources, at times more attractive, for individuals to pursue. Finally, we are certain, particularly in a global economy, that an ample supply of securities can be created to meet and even exceed investors' demands. The suggestion that continued success is nearly guaranteed by demand is an absurd proposition. We remain most astonished, not with the magnitude of investor appetite for stocks, but the nearly universal assumption of its permanence. The real world is cyclical and so are its markets.


A New Era ?   [cartoon of cavemen hammering on rocket]

     As the bull market enters its sixth year uninterrupted by normal corrections, we find ourselves asking (and more to the point, others
asking us) is this a new era in investing?   Have changes in national
demographics and attitudes and, therefore, investing patterns evolved to the point where traditional assumptions are obsolete? By sticking to our own time tested and cycle proven discipline, have we become the "Clark Kent" of the investment world, permanently nerdy within the new order?

     We believe fundamental economic principles and human nature remain unchanged in the '90s. Our national economy has not entered a new era of accelerated growth. In fact, we would argue the opposite. American corporations, despite restructuring and down-sizing, are not measurably more profitable if cumulative retained earnings are any gauge. We still believe that individual investors are motivated by fear and greed. In the current environment, greed has driven fear from the investment dictionary.

     Before long, we expect some normal balance in people's spending habits to resume. Appetites for mutual fund investing may moderate in favor of consumption or debt repayments. Weak sectors of our economy like apparel retailing and infrastructure construction will recover. Basic commodity prices could rise and equities would once again represent long-term interests in business, as opposed to trading vehicles. Absolute return goals, previously forgotten, will regain the spotlight.


The Next Five Years Will Be Different

     "It is not the going out of port, but the coming in, that
determines the success of a journey."   Henry Ward Beecher

     It's not likely that the next five years will rival the previous five in terms of "ideal wind conditions" or "spectacular performance." History tells us that periods of high valuation and high return are usually followed by periods of lower, less dynamic returns.
Historical performance returns are built with periods of over-performance and periods of under-performance and we see no reason why performance should not revert to the mean and, thus, a period of lower five year returns is likely.

     The primary driver behind the most recent rally (and almost 15 years of soaring markets) has been interest rates. Although short-term rates remain at the lower end of their trading range, it's the change in interest rates and not the absolute level, which drives price earnings multiples and stock prices. The magnitude of the decline in interest rates is virtually not repeatable. Consequently, a further decline in interest rates will not have the same favorable impact on stock prices, no matter how bullish one is on rates.

[Graph of long-term government bond yields over time since Dec. 75 with indication of Dow average passing 1000 and 5000]

     The last five years were also unique in that never in our nation's history have so many traditional bank savers become stock market investors. The primary reason for the massive level of CD conversions has been the high returns afforded stock market investors compared to the declining returns available in traditional bank products. A strong contributing factor has been the stock market's lack of volatility. Volatility has been so low that new investors have been lulled by the apparent "safety" of equity investing. Volatility, which has always been a part of the investment equation, is likely to resurface and resume a more normal course as background conditions change.


Time For Change ... We Think Not

    We have been discussing what has happened.  Now it's time to talk
about what has not happened.  	[graphic of jubilant alarm clock]

     First, we have not changed our investment time horizon even though it seems the rest of the world has. We view companies and investment performance with the same long-term horizon because attractive valuations and returns, like the planting and harvesting seasons, are never one and the same. Although our risk-averse approach has worked against us in the most recent performance period, it has provided very decent returns in the context of history.

     Second, we have not changed our underlying investment premise, that a disciplined approach to investing in high quality companies using absolute valuation standards can provides attractive long-term returns. Experience tells us that failure to "stay the course" results in failure.

     Third, the natural laws of gravity and market cycles have not been rescinded.

     And finally, our confidence in the ultimate outcome of our approach has not changed. We expect our value oriented approach to investing to have both an absolute and relative pay-off. Your continued confidence is appreciated.

     Yours faithfully,




Charles M. Royce          Jack E. Fockler, Jr.
   President               W. Whitney George
                            Vice Presidents


February 15, 1996
















NOTE: S&P 500, Russell 2000 and Morgan Stanly World Index are unmanaged indices and include the reinvestment of dividends.

                        FINANCIAL REVIEW


      Period   Total Return       Average Annual Total Return

       1995  ......21.2%          Since Inception*......21.7%







                   Royce Global Services Fund
              Value of $10,000 Invested on 12/15/94

[Graph of RGS Returns vs. MS World Index, since inception of RGS]


* Inception date - December 15, 1994


          The results presented in this Annual Report should not be considered representative of the total return from an investment in the Fund today. They are only provided to give an historical perspective of the Fund. The investment return and principal value of Fund shares will fluctuate so that the shares may be worth more or less than their original cost when redeemed. Redemption fees are not included because they apply only to accounts open for less than one year.

The Morgan Stanley World Index is an arithmatic average, weighted by market value, of the performance of approximately 1450 securities listed on the stock exchanges of 20 countries including the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. The average company in the index has a market capitalization of about $3.5 billion.

    ROYCE GLOBAL SERVICES FUND
    Schedule of Investments at December 31, 1995
    COMMON STOCKS - 89.3%
                                                           Value
         Shares                                           (Note 1)
    CLOSED-END FUNDS - 3.2%
              2,000   Clemente Global Growth Fund          16,750
              2,000 * Global Small Cap Fund, Inc.          17,750
              2,000   Japan OTC Equity Fund, Inc.          17,500
                                                           52,000

    CONSUMER DURABLES - 6.2%
              1,000 * Ethan Allen Interiors Inc.          $20,371
              1,000   K-Swiss Inc. Cl. A                   10,875
              1,000   Reebok International Ltd.            28,250
                800   The Singer Company N.V.              22,300
              2,500   The Stride Rite Corporation          18,750
                                                          100,546

    CONSUMER STAPLES - 8.8%
              1,000 + Coca-Cola FEMSA, S.A. de C.V. ADS    18,500
              1,000   Cott Corporation                      5,500
              1,000   Panamerican Beverages Inc.           32,000
              1,000 + South African Brewereies ADR         36,750
              1,500   Stanhome Inc.                        43,688
                100   Velcro Industries N.V.                6,125
                                                          142,563

    FINANCIAL - 33.5%
    Banking - 7.5%
              1,000 * Banca Quadrum, S.A. Institucion
                      de Banca Multiple                     5,125
                300   Barclays PLC                         13,575
              1,000   BHI Corporation                      15,750
              1,500   Comdisco, Inc.                       33,938
              2,000 * Grupo Financiero Ser Fin S.A.         6,750
                700   Mellon Bank Corporation              37,625
                625   Oriental Federal Savings Bank        10,313
                                                          123,076

    Insurance - 18.9%
              2,000   Alexander & Alexander Services Inc.  38,000
                300   Aon Corporation                      14,963
              2,500   E.W. Blanch Holdings, Inc.           58,438
              1,100   Fremont General Corporation          40,425
                500   MacKenzie Financial Corporation       4,628
              2,000   PXRE Corporation                     53,000
              1,100   PartnerRe Holdings Ltd.              30,250
              4,000 + Willis Corroon Group plc ADR         46,500
              1,000   Zenith National Insurance Corp.      21,375
                                                          307,579

    The accompanying notes are an integral part of the financial statements.

    Securities and Investment Management Industries - 7.1%
                100   Alex. Brown Incorporated              4,200
              1,000   American Express Company             41,375
              1,000   C.I. Fund Management Inc.             8,432
                500   Dean Witter, Discover & Co.          23,500
                300   Invesco PLC                          11,625
                500   The Pioneer Group, Inc.              13,625
                900   Piper Jaffray Companies Inc.         12,375
                                                          115,132

    HEALTH - 3.0%
              1,000 *+Elan Corp. PLC                       48,625

    INDUSTRIAL CYCLICALS - 9.3%
              1,000 * Concordia Paper Holdings Limited      7,875
              2,000 * Devcon International Corp.           16,000
             10,000 * MK Gold Company                      25,000
              1,000 * J. Ray McDermott, S.A.               17,875
                700 * Nordson Corporation                  39,375
              2,000 * Simpson Manufacturing Co., Inc.      27,000
                900 * Vallen Corporation                   17,663
                                                          150,788

    RETAIL - 2.1%
              2,000 * InterTAN Inc.                        14,500
              9,300 * Suzy Shier Ltd.                      20,116
                                                           34,616

    SERVICES - 12.7%
              1,300 * ADT Limited                          19,500
                500   Amway Asia Pacific Ltd.              17,813
              1,000   Amway Japan Limited                  20,875
                200   Bowne & Co., Inc.                     4,000
              4,000 *+Cordiant, Inc. PLC ADR               16,000
                400   Crawford & Company Cl. A              6,400
              7,000 * FCA International Ltd.               15,911
                500 + Grupo Televisa, S.A. de C.V. GDS     11,250
              2,000 * Heidemij N.V.                        18,500
              1,000 * Marshall Industries                  32,125
              1,200   Sotheby's Holdings, Inc. Cl. A       17,100
              1,000   Telefonica De Argentina SA ADS       27,250
                                                          206,724

    TECHNOLOGY - 6.1%
              3,500   Nam Tai Electronics, Inc.            41,125
              1,500   Nokia Corporation                    58,313
                                                           99,438
    The accompanying notes are an integral part of the financial statements.

    UTILITIES - 4.4%
                500 + Telecomunicacoes Brasileiras S.A. -  23,688
              1,500 + Telefonos de Mexico, S.A. de C.V., C 47,812
                                                           71,500

              Total Common Stocks (Cost $1,360,824)     1,452,587

    PREFERRED STOCK - .5%
        5,000 * United Services Advisors, Inc. 5% Non Cum.  8,125    0.50%
                        (Cost $13,750)











    REPURCHASE AGREEMENT - 14.8%

    State Street Bank and Trust Company, 5.25% due 1/2/96,
    collateralized by U.S. Treasury Bond, valued at $246,715,
    7.25% due 5/15/16 (Cost 240,000)
                                                          240,000

                      TOTAL INVESTMENTS - 104.6%
                        (Cost $1,614,574)               1,700,712
                      LIABLITIES LESS CASH AND OTHER
                        ASSETS - 4.6%                     (74,055)
                      NET ASSETS -100.0%                1,626,657

*Non-income producing.

+The abbreviations ADR, ADS and GDS refer to American Depository Receipt, American Depository Share and Global Depository Share, respectively.

Income Tax InformaThe cost for federal income tax purposes was $1,614,574. At December 31, 1995, net unrealized appreciation for all securities was $86,138, consisting of aggregate gross unrealized apprecation of $180,193 and aggregate gross unrealized depreciation of $94,055.





    The accompanying notes are an integral part of the financial statements.

    ROYCE GLOBAL SERVICES FUND
    Statement of Assets and Liabilities at December 31, 1995

    ASSETS:
    Investments at value (identified cost $1,614,574)       $1,700,712
    Receivable for dividends and interest                        3,767
    Prepaid expenses and other assets                           15,432
         TOTAL ASSETS                                        1,719,911

    LIABILITIES:
    Payable for investments purchased                           91,753
    Accrued expenses                                             1,501
         TOTAL LIABILITIES                                      93,254
         NET ASSETS                                         $1,626,657

    ANALYSIS OF NET ASSETS:
    Net realized gain on investments                           $42,027
    Net unrealized appreciation on investments                  86,138
    Shares of beneficial interest                                  286
    Additional paid-in capital                               1,498,206
         NET ASSETS                                         $1,626,657

    PRICING OF SHARES:
    Net asset value, offering and redemption price per share
       ($1,626,657 /  286,227 shares outstanding)                $5.68

    STATEMENTS OF CHANGES IN NET ASSETS
                                               For the year   For the period
                                                 ended        ended
                                               December 31,  December 31,1994
                                                 1995        (Note 1)
    From Investment Activities:
   Net investment loss                       ($7,845)         ($251)
   Net realized gain on investments          169,118             --
   Net unrealized appreciation on investment  79,372          6,766
   Increase in net assets resulting
     from operations                         240,645          6,515
  Distributions paid from net
     realized gains                         (119,246)
    From Capital Share Transactions:
       Increase in net assets from
       capital share transactions            990,766        506,977
    Increase in Net Assets                 1,112,165        513,492
    Net Assets:
       Beginning of period                   514,492          1,000
       End of period                      $1,626,657       $514,492

  The accompanying notes are an integral part of the financial statements.

    ROYCE GLOBAL SERVICES FUND
    Statement of Operations for the year ended December 31, 1995 INVESTMENT INCOME:
    Income:
       Dividend income                                        $18,755
    Expenses:
       Investment advisory fee                                 20,261
       Custodian and transfer agent fees                       14,250
       Organizational costs                                     3,806
       Distribution fees                                        3,377
       Legal and auditing fees                                  3,055
       Federal and state registration fees                      2,106
       Supplies and postage                                     1,690
       Miscellaneous                                              835
       Administrative and clerical services                       571
       Office facilities                                          162
       Trustees' fees                                             125
       Fees waived by investment adviser and distributor      (23,638)
                Total Expenses                                 26,600
                Net Investment Loss                            (7,845)

    REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments                         $169,118
    Net unrealized appreciation on investments                 79,372
    Net realized and unrealized gain on investments           248,490
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $240,645

  The accompanying notes are an integral part of the financial statements

    Financial Highlights

       This table is presented to show selected data for a share outstanding through shareholders in evaluating the Fund's performance over the period.

                                                          For the period
                                                          December 15, 1994
                                                            through
                                       For the year ended December 31, 1994
                                         December 31, 1995    (Note 1)
    Net Asset Value, Beginning of Period       $5.06            $5.00
    Income From Investment Operations:
       Net investment loss                         -                -
       Net realized and unrealized gain on      1.07             0.06
       Total from investment operations         1.07             0.06
    Less Distributions:
       Distributions paid from net realized    (0.45)               -
       Total distributions                     (0.45)            0.00
    Net Asset Value, End of Period             $5.68            $5.06
    Total Return                                21.2%             1.2%
    Ratios/Supplemental Data:
    Net Assets, End of Period              $1,626,657        $514,492
    Ratio of Expenses to Average Net Assets     1.97%            1.78%*
    Ratio of Net Investment Loss to Average    -0.58%               0%
    Portfolio Turnover Rate                      106%               0%
    *Annualized.

    (a) Expenses are shown after waivers by the investment adviser and distributor. Absent such waivers, the ratio of expenses to average net assets would have been 3.72% for the year ended December 31, 1995, and 3.69% for the period ended December 31, 1994.

  The accompanying notes are an integral part of the financial statements

ROYCE GLOBAL SERVICES
Notes to Financial Statements

1.  Summary of Significant Accounting Policies:

     Royce Global Services (the "Fund") is a series of The Royce
Fund (the "Trust"), a diversified open-end management investment company established as a business trust under the laws of Massachusetts The Fund, commenced operations on December 15, 1994.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a.  Valuation of Investments:

     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

b.   Investment transactions and related investment income:

     Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the basis of identified cost for book and tax purposes.

c.   Taxes:

     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information".

ROYCE GLOBAL SERVICES
Notes to Financial Statements (continued)


d.   Distributions to shareholders:

     Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. Dividend and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may affect net investment income per share. Undistributed investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

e.   Repurchase agreements:

     The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

f.   Organizational expenses:

     Costs incurred by the Fund in connection with its organization and initial registration of shares of $5,952 have been deferred and are being amortized on a straight line basis over a five-year period from the date of commencement of operations.

2.   Investment Adviser and Distributor:

     Under its investment advisory agreement with Quest Advisory Corp. ("Quest"), advisory fees of $20,261 were voluntarily waived by Quest for the year ended December 31, 1995. The agreement provides for fees equal to 1.50% per annum of the Fund's average total net assets. Such fees are computed daily and are payable monthly to Quest.

     Quest Distributors, Inc. ("QDI"), the distributor of the Fund's shares, is an affiliate of Quest. QDI voluntarily waived the Fund's distribution fee of $3,377 for the year ended December 31, 1995. The distribution agreement provides for maximum fees of
 .25% per annum of the Fund's average total net assets.

ROYCE GLOBAL SERVICES
Notes to Financial Statements (continued)


3.   Fund Shares:

     The Board of Trustees has authority to issue an unlimited number of shares of beneficial interest of the Fund, with a par value of $.001. Share transactions were as follows:

						For the period ended
				Year Ended	December 15, 1994 through
			    December 31, 1995   December 31, 1994 (Note 1)

			Shares     Amount       Shares      Amount

Sold ...............    166,855    $892,138     101,588     $506,977
Issues as reinvested
dividends and
distributions ......     21,147     119,060       ---         ---
Redeemed ...........     (3,362)    (20,431)      ---         ---


Shares redeemed within one year are subject to a 1% redemption fee, payable to the Fund, is used to offset cost asssociated with the redemption.


4.   Purchases and Sales of Securities:

     During the year ended December 31, 1995, the cost of purchases and the proceeds from sales of portfolio securities, other than short-term securities, amounted to $2,032,876 and $1,093,218, respectively.

ROYCE GLOBAL SERVICES FUND
Report of Independent Accountants


To the Board of Trustees and Shareholders of Royce Global Services Fund:

      We have audited the accompanying statement of assets and liabilities of Royce Global Services Fund, including the schedule of investments as of December 31, 1994, and the related statements of operations and changes in net assets, and the financial highlights for the period December 15, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Global Services Fund as of December 31, 1994, the results of its operations and changes in its net assets, and the financial highlights for the period December 15, 1994 (commencement of operations) to December 31, 1994, in conformity with generally accepted accounting principles.


                                            COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 1, 1995

[ARTICLE] 6
[CIK] 0000709364
[NAME] THE ROYCE FUND
[SERIES]
   [NUMBER] 10
   [NAME] ROYCE GLOBAL SERVICES FUND

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          DEC-31-1995
[PERIOD-END]                               DEC-31-1995
[INVESTMENTS-AT-COST]                          1614574
[INVESTMENTS-AT-VALUE]                         1700712
[RECEIVABLES]                                     3767
[ASSETS-OTHER]                                   15432
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 1719911
[PAYABLE-FOR-SECURITIES]                         91753
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                         1501
[TOTAL-LIABILITIES]                              93254
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       1498206
[SHARES-COMMON-STOCK]                              286
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                            0
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                          42027
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                         86138
[NET-ASSETS]                                   1626657
[DIVIDEND-INCOME]                                18755
[INTEREST-INCOME]                                    0
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                   26600
[NET-INVESTMENT-INCOME]                         (7845)
[REALIZED-GAINS-CURRENT]                        169118
[APPREC-INCREASE-CURRENT]                        79372
[NET-CHANGE-FROM-OPS]                           240645
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                            0
[DISTRIBUTIONS-OF-GAINS]                        119246
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                         892138
[NUMBER-OF-SHARES-REDEEMED]                      20431
[SHARES-REINVESTED]                             119060
[NET-CHANGE-IN-ASSETS]                         1112165
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                            0
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                            20261
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  50238
[AVERAGE-NET-ASSETS]                           1350762
[PER-SHARE-NAV-BEGIN]                             5.06
[PER-SHARE-NII]                                      0
[PER-SHARE-GAIN-APPREC]                           1.07
[PER-SHARE-DIVIDEND]                                 0
[PER-SHARE-DISTRIBUTIONS]                          .45
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                               5.68
[EXPENSE-RATIO]                                   1.97
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0